SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                CAMINOSOFT CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:


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      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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                                CAMINOSOFT CORP.
                          600 Hampshire Road, Suite 105
                       Westlake Village, California 91361

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on Friday, August 6, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CaminoSoft Corp. (the "Company") will be held at the HYATT WESTLAKE PLAZA, located at 880 S. Westlake Blvd, Westlake Village, California, 91361 on Friday, August 6, 2004 at 10:00 a.m. P.D.T. for the following purposes, as more fully described in the attached Proxy Statement. 1.

      1. To elect eight members of the Board of Directors to serve until the next annual meeting of shareholders;

      2.    To amend the Company's 2000 Option Plan;

      3. To ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending September 30, 2004; and

      4. To consider such other matters and transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not currently aware of any other business to come before the Annual Meeting.


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

      The Board of Directors has fixed the close of business on June 8, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

      Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.

                                              By Order of the Board of Directors

                                              Stephen Crosson
                                              Secretary

June 15, 2004
Westlake Village, California


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

                                CAMINOSOFT CORP.
                          600 Hampshire Road, Suite 105
                       WESTLAKE VILLAGE, CALIFORNIA 91361

                         ANNUAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT

                                  INTRODUCTION

      This Proxy Statement is furnished to the shareholders of CaminoSoft Corp., a California corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, August 6, 2004 and any and all adjournments thereof (the "Annual Meeting").

      Shareholders of the Company will consider and vote upon the following proposals: (i) to elect eight directors of the Company until the next annual meeting of shareholders; (ii) to amend the Company's 2000 option plan; (iii) to ratify the selection of BDO Seidman LLP as independent auditors for the fiscal year ending September 30, 2004; and (iv) to consider and transact such other business as may properly come before the Annual Meeting (collectively, the "Proposals").

      A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted in accordance with the recommendations of the Board of Directors, including a vote in favor of the Proposals, unless a contrary instruction is indicated on the Proxy, in which case the Proxy shall be voted in accordance with such instructions. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted for the Proposals. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THE PROXY CONFERS DISCRETIONARY AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

      Any proxy given may be revoked at any time prior to the exercise thereof by filing with Stephen Crosson, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.

      It is contemplated that the solicitation of proxies will be made primarily by mail. Should it however appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, fax, internet, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the shares and will reimburse them for their expense in so doing. The Company has no present plans to hire special employees or paid solicitors to


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assist in  obtaining  proxies,  but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about June 12, 2004.

                                VOTING SECURITIES

      Only holders of record of the Company's voting securities at the close of business on June 8, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding the following securities, the holders of which are entitled to vote at the Annual Meeting: 13,122,614 shares of the Company's Common Stock ("Common Stock"). Each share of Common Stock that was issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes entitled to be cast by all shareholders will constitute a quorum for the transaction of business at the Annual Meeting.

      Shareholders may cumulate their votes with respect to the election of directors of the Company if one or more shareholders gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes for a nominated director. A shareholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or by distributing his votes on the same principal among as many candidates as he sees fit. If a proxy is marked "FOR" the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Annual Meeting, eight directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. The names of such nominees are as follows:

                                 Robert Pearson
                                 Walter Kornbluh
                                 Steven Spector
                                 Robert Degan
                                 Stephen Crosson
                                 Russell Cleveland
                                 John Schmit
                                 Michael Skelton

      Management proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. If cumulative voting is utilized, the proxy holders intend to distribute the votes represented by each proxy, unless such authority is withheld, among the five nominees named, in such proportion as they see fit. Nominees receiving the highest number of affirmative votes cast,


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up to the number of  directors  to be  elected,  will be  elected as  directors.
Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If, for any reason, any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

                                 PROPOSAL NO. 2
                       AMENDMENT TO 2000 STOCK OPTION PLAN

      The Board of Directors has proposed an amendment to the Company's 2000 Stock Option Plan (the "Plan") to increase from 3,500,000 to 6,000,000 the number of shares of common stock reserved for grant under the Plan (the "Stock Option Amendment"). The Plan was originally approved by the Board of Directors in December 1999 and by the shareholders in April 2000. The amendment will be effective upon approval of the Company's shareholders. Currently, all options authorized under the Plan have been granted. In order to continue to attract and compensate qualified employees and consultants, the Board of Directors considers that an increase in the option pool is appropriate and necessary.

      The following summary describes the material features of the Plan. The summary is qualified in its entirety by reference to the Plan. A description of the Plan is attached as Appendix A. Additionally, copies of the Plan will be available at the Meeting and may also be obtained by making a written request to the Company.

Purpose

      The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers and key employees and consultants of the Company and its affiliates through the use of competitive long-term incentives which are tied to shareholder value. The Plan seeks to balance participants' and shareholder interests by providing incentives to the participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

Common Stock Available

      Subject to adjustment as described below, the maximum number of shares of Common Stock which as of the date hereof may be awarded under the Plan may not exceed an aggregate of 3,500,000 shares. As described above, the Board of Directors has approved an amendment to reserve an additional 2,500,000 shares of common stock for options granted under the Plan. The Plan provides for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock thereunder and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, merger or similar event.


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

Eligibility

      Persons who are eligible to receive stock options granted under the Plan are those individuals and entities as the Stock Option Committee or such other committee appointed by the Board of Directors to administer the Plan (the "Committee") in its discretion determines should be awarded such incentives given the best interest of the Company.

Administration

      The authority to control and manage the operation and administration of the Plan is vested in the Committee appointed by the Board of Directors from time to time. Members of the Committee serve at the pleasure of the Board of Directors. The Board has appointed the Compensation Committee to act as the Committee. The Committee may from time to time determine which officers, directors and key employees and consultants of the Company and its affiliates may be granted options under the Plan, the terms thereof (including, without limitation, determining whether the option is an incentive stock option ("ISO") and the times at which the option shall become exercisable), and the number of shares for which an option or options may be granted. If rights of the Company to repurchase stock are imposed, the Board of Directors or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares or forfeiture restrictions. The Board of Directors or the Committee has the sole authority, in its absolute discretion. to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee are binding on all option holders under the Plan.

Grant and Exercise Of Options

      All ISOs will have option exercise prices per option share not less than the fair market value of a share on the date the option is granted, except in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock in which case the price will be not less than 110% of such fair market value. The term of each option may not be more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock may not be more than five years.

      The vesting schedule for any option granted under the Plan will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

      Each ISO granted pursuant to the Plan is exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative. Neither the option nor any right to purchase stock may be transferred, assigned or pledged other than by will under the laws of descent and distribution.


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

      Payment of the purchase price is by cash or check, or, at the discretion of the Committee, by delivery of a promissory note or such other consideration as the Committee deems appropriate.

      The Committee may, in its discretion, assist any option holder in the exercise of options granted under the Plan, including the satisfaction of any tax arising therefrom by (i) authorizing the extension of loans from the Company, (ii) permitting the option holder to pay the exercise price in installments, or (iii) authorizing a guaranty by the Company of a third party loan to the option holder.

Amendment and Termination

      The Board of Directors may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board of Directors may deem advisable. Unless terminated by the Board of Directors earlier, the Plan will terminate on December 8, 2009.

Outstanding Options

      As of May 1, 2004, 28 individuals had been granted options for the purchase of 3,463,000 shares.

Market Value Of Underlying Securities

      On May 1, 2004, the closing bid price for the Company's Common Stock on the OTC Electronic Bulletin Board was $0.47.

Federal Income Tax Information

      Under the terms of the Plan,  options  may be granted as either ISOs under
Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder or non-incentive stock options ("NSOs"). In general, an optionee does not recognize taxable income upon grant or exercise of an ISO and the Company is not entitled to any business expense deduction with respect thereto. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares is treated as an item of adjustment for purpose of calculating alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

      If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the optionee does


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not satisfy these ISO holding period  requirements (a "Premature  Disposition"), the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the shares prior to the satisfaction of the ISO holding period requirements, but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the option. Upon a Premature Disposition, the Company and its subsidiaries are allowed a business expense deduction to the extent the optionee recognizes ordinary income.

      In general, an optionee to whom a NSO is granted recognizes no income at the time of the grant of the option. Upon exercise of a NSO, an optionee recognizes ordinary income and the Company is entitled to a deduction in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The Company's deduction is conditioned upon its reporting the taxable income amount.

      The foregoing summary of the Plan is subject to the provisions of the Plan which is included as Appendix A to this Proxy Statement.

      The benefits or amounts that will be received by and allocated to each of the Company's Chief Executive Officer, the Named Executive Officers (as described below) and all current executive officers as a group are not currently determinable.

      The approval of the Stock Option Amendment requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote. Consequently, any shares not voted on the Stock Option Amendment (whether by abstention or broker non-votes) will have the same effect as votes against the Stock Option Amendment.

      THE BOARD OF DIRECTORS BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO HAVE STOCK OPTIONS AVAILABLE FOR GRANT TO EMPLOYEES, OFFICERS, NEW EXECUTIVES AND CONSULTANTS WHO PROVIDE SERVICES TO THE COMPANY. IN VIEW OF THE INCREASE IN THE NUMBER OF SUCH PERSONS AND THE LACK OF SHARES AVAILABLE UNDER THE PRESENT PLAN, THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK OPTION AMENDMENT.

                                 PROPOSAL NO. 3
                        SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of BDO Seidman, LLP, which has served as independent auditors of the Company since 1998, to conduct an audit, in accordance with generally accepted auditing standards, of the Company's financial statements for the fiscal year ending September 30, 2004 (the "Auditor Proposal"). A representative of that firm is expected to be present at the meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered


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by the  Board,  although  the Board  will not be  required  to select  different independent auditors for the Company. Unless otherwise instructed on your signed proxy, it will be voted FOR ratification of the selection of BDO Seidman, LLP. The approval of the Auditor Proposal requires the affirmative note of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Any shares not voted on the Auditor Proposal (whether by abstention or broker non-votes) will have the same effect as votes against the Auditor Proposal.

      The audit fees billed by BDO Seidman, LLP for each of our fiscal years ended September 30, 2003 and September 30, 2002 and tax related fees in those fiscal years were as follows:

Type of Fee                                   2003              2002
-----------                                   ----              ----

Audit Fees                                $    57,500       $    52,200

Tax Fees                                        8,285             4,628

All Other Fees                                  ----              ----

                                          ------------------------------

                                          $    65,785       $    56,828



AUDIT FEES

      The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the 2003 fiscal year were $57,500.00.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      BDO Seidman, LLP did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X under the federal securities laws during the year ended September 30, 2003.

ALL OTHER FEES

      The aggregate fees billed by BDO Seidman, LLP for all other services rendered to the Company during the fiscal year ended September 30, 2003, other than audit services, were $8,285.00 for tax preparation services.

      THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

                        MEETINGS; ATTENDANCE; COMMITTEES

      During the fiscal year ended September 30, 2003, the Board of Directors of the Company met ten times. No incumbent member who was a director during the past fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors

      The Board has an Audit Committee. The duties of the Audit Committee include (i) recommending to the Board the engagement of the independent auditors, (ii) reviewing the scope and results of the yearly audit by the independent auditors, (iii) reviewing the Company's system of internal controls of procedures, and (iv) investigating when necessary matters relating to the audit functions. It reports to the Board concerning its activities. The current members of this Committee are Messrs. Kornbluh, Spector and Degan. The Audit Committee held 4 meetings in the fiscal year ended September 30, 2003.

      The Board also has a Compensation Committee. The Compensation Committee makes recommendations to the Board concerning compensation and other matters relating to employees. The Committee also grants options under, and administers,


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the  Company's  Stock  Option Plan.  The current  members of the  Committee  are
Messrs. Degan, Kornbluh and Spector. The Compensation Committee held two meetings during fiscal year ended September 30, 2003.

      The Board does not have a standing Nominating Committee. The Board as a whole performs the function of a nominating committee. In view of the size of the Company and its stage of development, the Board does not have a charter with respect to the nomination process nor does it have a formal policy with regard to the consideration of any director candidates recommended by our shareholders. In selecting nominees to the Board of Directors, the Board considers many factors such as requirements of law matters of character, judgment, business experience and areas of expertise.

                             AUDIT COMMITTEE REPORT

      The Company believes that Messrs Spector and Degan are independent directors as defined by the NASD Rules. The Committee has adopted a written charter, which has been approved by the Board of Directors, and which was included in last year's Proxy Statement. The Committee has reviewed and discussed the Company's audited financial statements with management, who have primary responsibility for the financial statements. BDO Seidman, LLP, the Company's independent auditors for the fiscal year ended September 30, 2003, are responsible for expressing an opinion on the conformity on the Company's audited financial statements with generally accepted accounting principles. The Committee has discussed with BDO Seidman, LLP the matters that are required to be discussed by the Statement on Auditing Standards No. 61 (Communication With Audit Committees). BDO Seidman, LLP has provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed with BDO Seidman, LLP that firm's independence. The Committee also considered whether BDO Seidman, LLP's provision of non-audit services to Company is compatible with BDO Seidman, LLP's independence.

      Based on the considerations referred to above, this Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 2003.

      The foregoing report is provided by the following independent directors who constitute the Committee:

Dated:  May 1, 2004              Walter Kornbluh
                                 Steven Spector
                                 Robert Degan

Audit Committee's Pre-Approval Policy

      During fiscal 2003, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by our independent auditor and for the prohibition of certain services from being provided by the independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approval services and establishes a monetary limit with respect to each particular pre-approval service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

      If the cost of any service exceeds the pre-approval monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent auditor for which the cost is less than $10,000. The Chair must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

                       ATTENDANCE AT SHAREHOLDER MEETINGS

      It is our policy that all members of the Board of Directors attend the Annual Meeting of Shareholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the board on the same date as the Annual Shareholders Meeting. All of the then Board members attended last year's Annual Meeting.

                           SHAREHOLDER COMMUNICATIONS

      Our shareholders may communicate directly with the members of the Board of Directors or the individual chair of standing Board committees by writing directly to those individuals c/o CaminoSoft Corporation, 600 Hampshire Road, Suite 105, Westlake Village, CA 91361.

                            MANAGEMENT OF THE COMPANY

      Set forth below is certain information with respect to the directors, director nominees and executive officers of the Company.

         As of May 1, 2004, the directors, director nominees and executive officers of the Company are as follows:



             Name                  Age                     Position

      Robert Pearson               68                      Director

      Steven Spector               57                Chairman of the Board

      Robert Degan                 65                      Director

      Walter Kornbluh              72                      Director

      Stephen Crosson              44                      Director,

                                                Chief Financial Officer, Chief
                                                       Operating Officer

      Russell Cleveland            65                      Director

      John Schmit                  36                      Director

      Michael Skelton              56              Chief Executive Officer,
                                                       Director Nominee

      Robert Pearson. Mr. Pearson, who became a director in 1997, has been associated with Renaissance Capital Group, Inc. ("RCG") since April 1994. RCG is the Investment Advisor or Investment Manager for the three largest shareholders of the Company. Presently, Mr. Pearson serves as a Senior Vice President and Director of Corporate Finance of RCG. He served as Executive Vice President of the Thomas Group from May 1990 to March 1994. For 25 years, Mr. Pearson held various senior management positions at Texas Instruments, including Vice President of Finance from October 1983 to June 1985. Mr. Pearson holds directorships in the following companies: Poore Brothers, which manufacture and distribute snack food products; Advanced Power Technology, Inc., a power semiconductor manufacturer; eOriginal, Inc., a privately owned developer of technology and software for creation of electronic contracts; Laserscope, Inc., a marketer and manufacturer of lasers for medial use; and Simtek Corporation, a fabless semiconductor company that designs and markets non-volatile static random access memories.

      Steven Spector. Mr. Spector became a director in February 2000. Since 1971, Mr. Spector has practiced finance, banking and corporate reorganization law, most recently as a partner in the Los Angeles Office of Jeffer, Mangels, Butler and Marmaro, LLP. In addition to practicing law, Mr. Spector is a partner in the investment group of LBS Investments, LLC, and a trustee of The Joseph B. Gould Charitable Foundation. Mr. Spector has lectured and taught extensively in his legal specialties of finance, banking and corporate reorganization.

      Robert Degan. Robert Degan became a director in January 2001. From 1989 to August 1996, Mr. Degan was President and Chief Executive Officer of Tylink Corporation, a private company, which designs, manufactures and markets digital access products. In August, 1996, Tylink Corporation was acquired by Sync Research a public company. From August 1996 to December 1996 Mr. Degan was Executive Vice President of Sync Research. From January, 1997 to November, 1998, Mr. Degan was Chairman, President and Chief Executive Officer of Summa Four, Inc., a public company, which was a leading provider of switching platforms. In November, 1998, Summa Four, Inc. was acquired by Cisco Systems, Inc. a public company, from November, 1998 through December, 1999 Mr. Degan was General Manager of the Enhanced Services and Migration business unit of Cisco Systems, Inc. and from January, 2000 to the present Mr. Degan has been a private investor.

      Walter Kornbluh. Mr. Kornbluh joined the Company in May 1997 and became a director in April 1998. Mr. Kornbluh is a licensed Certified Public Accountant in the States of California and New York. For the past 10 years he has been the President and majority owner of Workout Specialist Inc., a firm that specializes in assisting companies with financial problems. He spent 17 years as President of Marathon Office Supply, Inc., a public company whose stock was listed on the American Stock Exchange.

      Stephen Crosson. Mr. Crosson joined the Company in March 1985 and was manager of accounting and government contracts and logistics. In September 1989, Mr. Crosson became a financial analysis officer with First Interstate Banks Controller's office. In March 1992, Mr. Crosson returned to the Company as Director of Operations. In April 1995, he became Vice President of Operations. In January of 1997, Mr. Crosson became Corporate Secretary. In April 1998 he became Chief Operating Officer and Treasurer, and, in January 2003, Mr. Crosson became Chief Executive Officer. In April 2004, Mr. Crosson became Chief Financial Officer and Chief Operating Officer.

      Russell Cleveland. Mr. Cleveland became a director in February 2004. Mr. Cleveland is the President, Chief Executive Officer, sole Director, and the majority shareholder of the RENN Group. He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the Boards of Directors of Renaissance US Growth Investment Trust PLC, BFS US Special Opportunities Trust PLC, Renaissance Growth & Income Fund III, Integrated Security Systems, Inc., Tutogen Medical, Inc., Digital Recorders, Inc., and Cover-All Technologies, Inc.

      John Schmit. Mr. Schmit became a director in April 2004. Since 1997, Mr. Schmit has been the Vice President, Investments of the RENN Group. From September 1992 to September 1994, Mr. Schmit practiced law with the law firm of Gibson, Ochsner & Adkins, in Amarillo, Texas. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from the Georgetown University Law Center. He is a director of Gasco Energy, Inc. and Obsidian Enterprises, Inc.

      Michael Skelton. Mr. Skelton joined the Company in April 2004 as the Chief Executive Officer. Since August 2001, Mr. Skelton has been an interim executive management consultant working with public and private technology companies for MDS Consulting Services. From 1987 to 1992 Mr. Skelton was Vice President and General Manager of TAB Products Co. a records management company. From 1993 to 1995 Mr. Skelton Vice President of Sales and Marketing for SCO Inc., a company that provides UNIX operating system software. From 1996 to 1997 Mr. Skelton was President and C.E.O. of TracePoint Technology, Inc., a provider of software developer tools. From 1998 to 1999 Mr. Skelton was Vice President of Sales for NetManage, Inc., a provider of enterprise application integration software and services. From January 2000 to July 2001 Mr. Skelton was President and C.E.O. of Menta Software, Ltd., which provided technology to web enable Windows(TM)applications.

DIRECTOR COMPENSATION

      Directors do not receive any annual compensation. Outside directors receive $1,000 each for each board meeting and $500 for each committee meeting attended and reimbursement for out-of-pocket expenses for attending meetings. Mr. Pearson, Mr. Cleveland and Mr. Schmit have waived the meeting fees.

COMPLIANCE WITH SECTION 16(a)

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other equity securities of the Company, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the best of the Company's knowledge (based solely upon a review of the Form 3, 4 and 5 filed), no officer, director or 10% beneficial shareholder failed to file on a timely basis any reports required by
Section 16(a) of the Securities Exchange Act of 1934, as amended.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by the Company for its fiscal years ended September 30, 2003, 2002 and 2001 to its Chief Executive Officer and Chief Financial Officer (the "Named Executive Officers"). No other executive officer received compensation which exceeded $100,000 for the fiscal year ended September 30, 2003.

                                                                                         Long Term
                                                                                       Compensation
                           ANNUAL COMPENSATION (1)                                        Awards
--------------------------------------------------------------------------------        Securities
                           FISCAL YEAR                                  ALL             Underlying
NAME AND                       ENDED                                   OTHER              Options
PRINCIPAL POSITION         SEPTEMBER 30,    SALARY       BONUS     COMPENSATION            SARs
------------------         ------------     ------     ----------  -------------     -----------------
Stephen Crosson,               2003         $137,500      ----        ----                 200,000
Chief Executive Officer,       2002         $133,125      ----        ----                  50,000
Chief Financial Officer,       2001         $120,000      ----        ----                 120,000
Corporate Secretary

                              OPTION GRANTS IN 2003

      The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year ended September 30, 2003.

                                    Number of
                                    Securities         Percentage of     Average
                                    Underlying         Total Options     Exercise
                                    Options Employees  Granted to        Price         Expiration
NAME                                Granted (1)        In 2003           Per Share     Date
----                                -----------        ---------         ---------     ----
Stephen Crosson .................     200,000           16.32%           $0.53         12/08/2009

      (1)   Options were granted under the year 2000 Employee Stock Option Plan.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

                                                   Number of Securities              Value of
                                                 Underlying Unexercised       Unexercised in the Money
                    Shares                         Options at Year-End          Options at Year-End
                   Acquired          Value     ----------------------------------------------------------
Name              On Exercise       Realized   Exercisable    Unexercisable     Exercisable Unexercisable
Stephen Crosson     ----             ----         ----           ----           ----                ----

      There were no options exercised by the named executive officers during fiscal year 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth certain information regarding the Company's 2000 Stock Option Plan. All information set forth below is as of September 30, 2003, pursuant to applicable regulations.

                                                        Weighted-Average      Number of Securities Remaining
                                                        Exercise Price of     Available for Future Issuance
                     Number of Securities to            Outstanding           Under Equity Compensation Plans
                     Be Issued Upon Exercise            Options, Warrants     (excluding securities reflected in
                     Of Outstanding Options, (a)        And Rights, (b)       Column (a))
                     -------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders                2,763,000                      $1.70                    737,000

Equity compensation
plans not approved by
security holders                     ----                        ----                     ----
                     -------------------------------------------------------------------------------------------
         TOTAL                  2,763,000                      $1.70                    737,000
                     -------------------------------------------------------------------------------------------

Shareholder Approved Plans:

The 2000 Stock Option Plan

      The Company's shareholders approved the 2000 Stock Option Plan ("2000 Plan") in April, 2000. A description of the 2000 Stock Option Plan (as proposed to be amended by adding an additional 2,500,000 shares) is set forth under "Proposal No. 2". Currently, this plan authorizes the grant of options to purchase up to 3,500,000 shares of Common Stock, of which options to purchase 3,463,000 shares were outstanding and 37,000 available for future issuance as of May 1, 2004. Proposal 2 contained in this Proxy Statement provides for an additional 2,500,000 shares to be added to the 2000 Plan.

Non-Shareholder-Approved Plans.

      There are no plans which have not been approved by the shareholders.

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 1, 2004 by (I) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors and director nominees; (iii) the named Executive Officers; and (iv) executive officers and directors of the Company as a group:

                                                                  COMMON STOCK (1)
                                                                  ----------------
                                                           NUMBER OF         PERCENTAGE OF
         NAME AND ADDRESS (2)                               SHARES           OUTSTANDING (3)
         --------------------                               ------           ---------------
Frank J. LaChapelle ................................. (4)   635,000                6.43

Robert Pearson ......................................         ----  (5)            ----

Robert Degan ........................................       248,000 (6)            ----

Steven Spector ......................................       352,600 (7)            ----

Walter Kornbluh .....................................     1,225,880 (8)            8.65

Stephen Crosson .....................................     1,380,560 (9)            9.71

Renaissance Capital Growth &
Income Fund III, Inc (the "Fund") ...................     5,355,495 (10)          35.85
     8080 N. Central Expressway
     Suite 210
     Dallas, Texas  75206

Renaissance US Growth &
Income Trust PLC ("Renaissance US") .................    4,620,729 (11)           32.53
     8080 N. Central Expressway
     Suite 210
     Dallas, Texas 75206

BFS US Special Opportunities ........................    5,597,925 (12)           33.41
     Trust PLC ("BFS US")
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206

Michael Skelton .....................................        ----  (13)            ----

Russell Cleveland ...................................        ----  (14)            ----

John Schmit .........................................        ----  (15)            ----

All executive officers and
     directors as a group
     (8 persons) ....................................        ----                  ----
---------------------------------------------------------------------------------------

(1) As used herein, the term beneficial ownership is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power and/or sole or shared investment power subject to community property laws where applicable.

(2) Except as indicated, the address of each person is c/o the Company at 600 Hampshire Road, #105, Westlake Village, California 91361.

(3)   Based on 13,122,614 shares of Common Stock outstanding, as of May 1, 2004.

(4) All shares are held in the LaChapelle Family Trust with respect to which Mr. LaChapelle exercises voting and investment power.

(5) Does not include any shares owned by the Renaissance funds described in the table. Mr. Pearson is an executive officer of Renaissance Capital Group, Inc. ("RCG") which is the investment advisor to the Fund and BFS US and the investment manager of Renaissance U.S.

(6) Includes options from the Company to purchase 65,000 shares at $3.63 per share, options from the Company to purchase 50,000 shares at $.95 per share, options from the Company to purchase 35,000 shares at $.61 per share and options from the Company to purchase 85,000 shares at $.44 per share.

(7) Includes four options from the Company to purchase 65,000 shares at $3.63 per share, options from the Company to purchase 50,000 shares at $.95 per share, options from the Company to purchase 35,000 shares at $.61 per share, options from the Company to purchase 85,000 shares at $.44 per share and a warrant from the Company to purchase 30,000 shares at $1.55 per share.

(8) Includes options to purchase 300,000 shares from RCG at $2.00 per share, currently exercisable options to purchase 92,000 shares from the Company at $.56 per share, options to purchase180,000 shares from the Company at $3.87 per share, options to purchase 90,000 shares from the Company at $5.00 per share, options to purchase 180,000 shares from the Company at $1.55 per share, options to purchase 50,000 shares from the Company at $.95 per share, options to purchase 100,000 shares from the Company at $.61 per share and options to purchase 50,000 shares from the Company for $.44 per share.

(9) Includes options to purchase 200,000 shares from RCG at $2.00 per share, options to purchase 48,000 shares from the Company at $.56 per share, options to purchase 120,000 shares from the Company at $3.87 per share, options to purchase 60,000 shares from the Company at $5.00 per share, options to purchase 120,000 shares from the Company at $1.55 per share, options to purchase 50,000 shares from the Company at $.95 per share, options to purchase 100,000 shares from the Company at $.61 per share, options to purchase 100,000 shares from the Company at $.44 per share and options to purchase 300,000 shares from the Company at $.55 per share.

(10) According to a Schedule 13D, dated January 15, 2004, RCG is the investment advisor of (the "Fund"). The Common Shares deemed to be beneficially owned by the Fund are comprised of 3,539,414 shares of the Company's Common Stock and 500,000 shares of Common Stock issuable upon exercise of a warrant at $1.00 per share expiring August 31, 2005, four year options to purchase 65,000 shares at $3.63 per share, four year options to purchase 50,000 shares at $.95 per share, options to purchase 35,000 shares from the Company at $.61 per share, options to purchase 85,000 shares from the Company at $.44 per share, warrants to purchase 540,541 shares from the Company at $.74 per share and warrants to purchase 540,540 shares from the Company at $1.11 per share.

(11) According to a schedule 13D dated January 15, 2004, RCG is the Investment Manager of Renaissance US the Common Shares deemed to be beneficially owned by the Fund are comprised of 3,539,648 shares of the Company's Common Stock and warrants to purchase 540,541 shares from the Company at $.74 per share and warrants to purchase 540,540 shares from the Company at $1.11 per share.

(12) According to a schedule 13D dated January 15, 2004, RCG is the Investment Advisor for BFS US. The Common Shares deemed to be beneficially owned by BFS US are comprised of 1,962,981 shares of Common Stock and 591,647 shares of Common Stock issuable upon conversion of a $494,000 6% Convertible Debenture. On November 27, 2002, BFS US entered into a $1,000,000 6% Convertible Debenture Agreement with the Company (the "BFS US Debenture"). Although the entire amount of the BFS US Debenture is potentially $1,000,000, it is anticipated that the Company will "draw down" the loan amounts as needed. The conversion price is set at $1.00 unless, however, the five (5)-day average closing price for the Company's Common Stock immediately prior to a disbursement is below $1.00, in which case, such five (5)-day average shall become the Conversion Price. On December 18, 2002, BFS US made the first disbursement pursuant to the BFS US Debenture. This disbursement was in the amount of $127,000 and is convertible into 157,568 Common Shares at a rate of $0.806 per share. On January 15, 2003, BFS US made the second disbursement pursuant to the BFS US Debenture in the amount of $197,000, convertible into 218,889 shares of Common Shares at a rate of $0.90 per share. On February 18, 2003, BFS US made the third disbursement pursuant to the BFS US Debenture in the amount of $170,000, convertible into 215,190 shares of Common Shares at a rate of $0.79 per share. Also includes warrants to purchase 540,541 shares from the Company at $.74 per share and warrants to purchase 540,540 shares from the Company at $1.11.

(13) Does not include options to purchase 400,000 shares from the Company at $.63 per share which are not currently exercisable.

(14) Does not include any shares owned by the Renaissance funds described in the table. Mr. Cleveland is an executive officer of RCG which is the investment advisor to the Fund and BFS US and the investment manager of Renaissance US.

(15) Does not include any shares owned by the Renaissance funds described in the table. Mr. Schmit is an executive officer of RCG which is the investment advisor to the Fund and BFS US and the investment manager of Renaissance US.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On November 27, 2002, BFS US entered into a $1,000,000 6% Convertible Debenture Agreement with the Company (the "BFS US Debenture"). The full amount was drawn during the fiscal year ended September 30, 2003. Interest of 6% per annum will be paid in monthly installments for three years based on the unpaid principal balance. The BFS US Debenture matures on November 27, 2005, at which time the unpaid Principal Amount, and all accrued and unpaid interest and other charges, fees, and payments will be due and payable. The conversion price is set at $1.00 unless, however, the five (5)-day average closing price for the Company's Common Stock immediately prior to a disbursement is below $1.00, in which case, such five (5)-day average shall become the Conversion Price. As of September 30, 2003, the Company had a note payable principal balance of $1,000,000 in connection with this convertible debenture and no further funds available to borrow on this debenture.

      During July 2003, BFS US entered into a $750,000 6% Convertible Debenture Agreement with the Company. The full amount was drawn during the fiscal year ended September 30, 2003. Interest at a rate of 6% per annum is payable in monthly installments for 26 months based on the unpaid principal balance. The debenture matures on November 27, 2005, at which time the unpaid Principal Amount, and all accrued and unpaid interest and other charges, fees, and payments then due under the debenture will be due and payable in full. The debenture is convertible, at the option of the holder, into shares of the Company's common stock, with an initial conversion price of $0.50 per share. However, if the five day average closing price for the Common Stock immediately prior to each disbursement is below the $0.50 initial conversion price, the average closing price for such period shall become the conversion price. As of September 30, 2003, the Company had a note payable principal balance of $750,000 in connection with this convertible debenture and no further funds available to borrow on this debenture.

      On December 18, 2003 the Company issued to the Fund, BFS US and Renaissance US in a private placement an aggregate of 3,243,243 shares of common stock and 5 year warrants to purchase an aggregate of 3,243,243 shares with 50% of the warrants at an exercise price of $0.74 per share and 50% at an exercise price of $1.11 per share for $1,200,000. The investors are affiliated with Renaissance Capital Group, Inc. See "Security Ownership of Certain Beneficial owners and Management and Related Stock Holder Matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

      Shareholders are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the 2005 Annual Meeting must be received by the Company no later than November 8, 2004 to be included in the proxy materials for the 2005 Annual Meeting. It is recommended that shareholders submitting proposals direct them to Stephen Crosson, Secretary of the Company, and utilize certified mail, return receipt requested in order to ensure timely delivery.

ANNUAL REPORT TO SHAREHOLDERS

      The Annual Report to Shareholders for the fiscal year ended September 30, 2003 is being mailed to the shareholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

OTHER MATTERS

      The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of Directors

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and Proxy Statement dated June 8, 2004 and an Annual Report to Shareholders.

Dated:   June 15, 2004


-------------------------                  -------------------------
PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER


-------------------------                  -------------------------
SIGNATURE                                  SIGNATURE

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE THOSE PERSONS NAMED IN THIS PROXY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2004 ANNUAL MEETING.
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY

                                CAMINOSOFT CORP.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 August 6, 2004

--------------------------------------------------------------------------------

      The undersigned hereby appoints Steven Spector and Stephen Crosson with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Hyatt Westlake Plaza, located at 880 S. Westlake Blvd., Westlake Village, California, on Friday, August 6, 2004 at 10:00 a.m. P.D.T. as follows:

                                                                   VOTE FOR                              WITHHELD
                                                                   --------                              --------
1.    The election of directors of all nominees
      listed below (except as marked to the contrary below.)

      Robert Pearson                                                 [ ]                                    [ ]
      Walter Kornbluh                                                [ ]                                    [ ]
      Stephen Crosson                                                [ ]                                    [ ]
      Steven Spector                                                 [ ]                                    [ ]
      Robert Degan                                                   [ ]                                    [ ]
      Russell Cleveland                                              [ ]                                    [ ]
      John Schmit                                                    [ ]                                    [ ]
      Michael Skelton                                                [ ]                                    [ ]

                                                                   VOTE FOR            AGAINST            ABSTAIN
                                                                   --------            -------            -------
2.    The approval of an amendment  of the  Company's  2000          [ ]                 [ ]                [ ]
      Stock Option Plan  increasing the number of shares of
      Common  Stock  reserved  therein  from  3,500,000  to
      6,000,000

3.    The ratification of the selection of BDO Seidman,              [ ]                 [ ]                [ ]
      LLP as independent auditors for the fiscal year
      ending September 30, 2004

The Board of Directors recommends a vote "FOR" each of the listed propositions.


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